Exhibit 10.8

                                  BILL OF SALE

      This BILL OF SALE (this "Bill of Sale"), dated as of February 15, 2006, by and between Gaming & Entertainment Group, Inc., a Utah corporation, and Gaming & Entertainment Technology Pty Limited, an Australian corporation (together, "Seller"), in favor of Cantor G&W (Nevada), L.P., a Delaware limited partnership ("Purchaser"). Capitalized terms used herein without definition shall have the meanings assigned to them in the Asset Purchase Agreement (as defined below).

      WHEREAS, pursuant and subject to the terms of the Asset Purchase Agreement (the "Purchase Agreement"), dated as of February 15, 2006, between Purchaser and Seller, Seller agreed to sell, transfer, deliver, convey and assign to Purchaser, and Purchaser agreed to acquire, the Assets (as defined therein);

      NOW THEREFORE, as contemplated by the Purchase Agreement and for other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, Seller, by this Bill of Sale, does hereby grant, sell, assign, convey, transfer and deliver to Purchaser, its successors and assigns forever, all of Seller's right, title and interest in and to the Purchased Assets, in each case free and clear of liens, charges, encumbrances, claims and security interests.

      Nothing contained in this Bill of Sale shall in any way supersede, modify, replace, amend, change, rescind, waive, exceed, expand, enlarge or in any way affect the provisions of the Purchase Agreement, including the warranties, covenants, agreements, conditions and representations contained in the Purchase Agreement and, in general, any of the rights and remedies, and any of the obligations and indemnification, of Seller or Purchaser set forth in the Purchase Agreement. This Bill of Sale is intended only to effect the transfer of certain property, the transfer of which is contemplated in the Purchase Agreement and shall be governed in accordance with the terms and conditions of the Purchase Agreement. To the extent any provision of this instrument is inconsistent with the Purchase Agreement, the provisions of the Purchase Agreement shall control.

      Seller hereby covenants and agrees, in connection with the Purchase Agreement and this Bill of Sale, and the transactions contemplated thereunder and hereunder, promptly to execute and deliver any additional documents and instruments and perform any additional acts that may be reasonably necessary or desirable to effectuate and perform more fully the provisions of the Purchase Agreement and this Bill of Sale.

      Seller hereby grants its power-of-attorney to Purchaser and hereby appoints Purchaser as Seller's attorney-in-fact to take any appropriate action in connection with the Purchased Assets, in the name of Seller or in its own or any other name, it being understood that this authorization and power-of-attorney are coupled with an interest and are irrevocable.

      Seller covenants and agrees, in connection with the Purchase Agreement and this Bill of Sale, promptly to execute and deliver any additional documents and instruments and perform any additional acts that may be reasonably necessary or desirable to effectuate and perform more fully the provisions of this Bill of Sale and the assignments provided for herein.

      This Bill of Sale (a) is executed pursuant to the Purchase Agreement and may be executed in two counterparts, each of which as so executed shall be deemed to be an original, but all of which together shall constitute one instrument, (b) shall be governed by and in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof, and (c) shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

                            [SIGNATURE PAGE FOLLOWS]

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

IN WITNESS WHEREOF, Seller has caused this Bill of Sale to be duly executed and delivered as of the date first written above.

                                        GAMING & ENTERTAINMENT GROUP, INC.

                                        By: /s/ Tibor N. Vertes
                                            -------------------
                                            Name: Tibor N. Vertes
                                            Title: Chief Executive Officer

                        [SIGNATURE PAGE TO BILL OF SALE]

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